UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 19, 2009
Date of Report (Date of earliest event reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52498	38-3737811
(Commission File Number)	(IRS Employer Identification No.)

3027 Townsgate Road, Suite 300, Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

(805) 322-9655
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Resignation of W. Douglas Hile as a member of the Board of Directors

On August 19, 2009, First California Financial Group, Inc. (the "Company") accepted the resignation of W. Douglas Hile, a member of the Board of Directors. Mr. Hile has retired, effective as of August 19, 2009, from his service as a member of the Board of Directors, a position he has held since the formation of the Company in 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2009	FIRST CALIFORNIA FINANCIAL GROUP, INC.

	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Executive Vice President and Chief Financial Officer